                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

           Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy
     pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per
     Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           PACIFIC ADVISORS FUND INC.
                       206 North Jackson Street, Suite 301
                           Glendale, California 91206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE BALANCED FUND AND
                           THE INCOME AND EQUITY FUND
                                January 16, 2001

To the Shareholders of the above Funds:

     The Special Meeting of Class A and Class C Shareholders ("Meeting") of the Income and Equity Fund and the Balanced Fund of Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. (the "Corporation") will be held at the offices of the Corporation, 206 North Jackson Street, Suite 301, Glendale, California 91206, on Monday, February 28, 2001, at 9:00 a.m., for the following purposes:

     1. To approve or disapprove the Co-Management Agreement by and among the Corporation, on behalf of the Income and Equity Fund, Pacific Global Investment Management Company and Bache Capital Management, Inc. (Income and Equity Fund shareholders only);

     2. To approve or disapprove the Sub-Advisory Agreement by and among the Corporation, on behalf of the Balanced Fund, Pacific Global Investment Management Company and Bache Capital Management, Inc. (Balanced Fund shareholders only); and

     3. To transact any other business that may properly come before the Meeting.

     The Board of Directors has fixed the close of business on January 16, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, and any adjournment thereof.

                       By Order of the Board of Directors


                       /s/ THOMAS H. HANSON
                       ------------------------
                       Thomas H. Hanson
                       Secretary

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                           PACIFIC ADVISORS FUND INC.
                            206 North Jackson Street
                                    Suite 301
                           Glendale, California 91206

                                January 16, 2001

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF:
                                  BALANCED FUND
                             INCOME AND EQUITY FUND
                         to be held on February 28, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Pacific Global Fund, Inc. d/b/a/ Pacific Advisors Fund Inc. ("Corporation") for use at the Special Meeting of Class A and Class C Shareholders of the Income and Equity Fund and the Balanced Fund (the "Funds") to be held at the offices of the Corporation, 206 North Jackson Street, Suite 301, Glendale, California 91206, on February 28, 2001, at 9:00 a.m. ("Meeting"), and any adjournment or adjournments thereof. The purpose of the Meeting is to hold a shareholder vote on the following proposals:

 Proposal                            Description                                   Applicable Fund          Page
     No.                                                                                                     No.
     1         To approve or disapprove the Co-Management                        Income and Equity Fund     /3/
               Agreement by and among the Corporation, on
               behalf of the Income and Equity Fund, Pacific
               Global Investment Management Company
               ("Pacific Global") and Bache Capital
               Management, Inc. ("Bache Capital")

     2         To approve or disapprove the Sub-Advisory Agreement by and        Balanced Fund              /9/
               among the Corporation, on behalf of the Balanced Fund,
               Pacific Global and Bache Capital

This Proxy Statement is being first mailed to shareholders on or about January 17, 2001.

WHO MAY VOTE

The Funds' shareholders of record as of the close of business on January 16, 2000 ("Record Date"), are entitled to notice of and to vote at the Meeting. Each shareholder of the Funds is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. Each Fund's shareholders may vote only on the proposal relating to their Fund, as shown in the Table above. As of the Record Date, the Income and Equity Fund had 281,522.2290.

FOR A FREE COPY OF THE FUNDS' MOST RECENT ANNUAL REPORT, AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, WRITE TO US AT PACIFIC ADVISORS FUND INC., 206 NORTH JACKSON STREET, SUITE 301, GLENDALE, CALIFORNIA 91206, OR CALL, TOLL-FREE, 1-800-989-6693, DURING NORMAL BUSINESS HOURS.

shares issued and outstanding, of which 210,583.7160 were Class A shares and 70,938.513 were Class C shares, and the Balanced Fund had 703,313.6370 shares issued and outstanding, of which 388,256.6090 were Class A shares and 315,057.0280 were Class C shares.

VOTING PROCEDURE AND VOTE REQUIRED

You may vote on the proposal affecting your Fund by (i) completing the enclosed proxy card, signing it and mailing it back to us in the envelope provided or by
(ii) attending the Meeting in person and voting. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Secretary of the Corporation, by executing a subsequent proxy, or by voting in person at the Meeting.

Shares represented by proxy cards will be voted in accordance with the instructions thereon. If you properly execute your proxy card and give no instruction, your shares will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

Under the Corporation's By-Laws, a quorum is constituted by the presence in person or by proxy of a majority of the outstanding shares of common stock of the Funds entitled to vote at the Meeting. The presence of a quorum will be determined separately for each Fund. If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more items in this proxy statement if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting power. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal, for which the required vote is a percentage of the shares present.

VOTE REQUIRED: APPROVAL OF EACH PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF
(a) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (b) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. CLASS A

AND CLASS C SHARES OF EACH FUND WILL BE COUNTED TOGETHER IN DETERMINING THE VOTE UNDER EACH PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

DISCUSSION OF PROPOSALS 1 AND 2

INTRODUCTION

The purpose of this proxy solicitation is to seek shareholder approval for the replacement of Hamilton & Bache Inc. ("Hamilton & Bache") by Bache Capital as co-manager of the Income and Equity Fund and as sub-adviser to the Balanced Fund. Hamilton & Bache resigned from these positions effective November 10, 2000, because Mary Hamilton and Stephen Bache, its two principals, are ending their business relationship. Mr. Bache, who performed substantially all of the portfolio management services provided by Hamilton & Bache to the Funds, has formed his own investment advisory firm, Bache Capital. Your Board of Directors believes that it would be appropriate to retain Bache Capital to act as co-manager of the Income Equity Fund and as sub-adviser of the Balanced Fund in order to provide continuity of management and for the other reasons set forth below.

In order to effectuate this replacement, it is necessary for the Corporation to enter into a new Co-Management Agreement for the Income and Equity Fund and a new Sub-Advisory Agreement for the Balanced Fund, and to obtain Board of Director and shareholder approval of these agreements. As explained in more detail below, the Board of Directors approved the new Agreements at its meeting held on November 10, 2000. At that meeting, the Board of Directors also approved temporary agreements to permit Bache Capital to manage the Funds on a temporary, interim basis until a shareholder vote could be held. This proxy statement seeks your vote to approve the Agreement for the Fund whose shares you own.

The following sections of this proxy statement set forth information you should take into consideration in deciding whether or not to vote to approve the Agreements. As part of that discussion, it describes the Board of Director's reasons for approving the Agreements.

PROPOSAL 1: CONSIDERATION OF THE PROPOSED CO-MANAGEMENT AGREEMENT FOR THE INCOME AND EQUITY FUND

BACKGROUND: Pacific Global serves as the investment manager of the Income and Equity Fund pursuant to an investment management agreement with the Corporation, on behalf of the Income and Equity Fund, dated October 16, 1992. The continuance of that agreement was most recently approved by the Board of Directors on August 4, 2000.

Under that agreement, Pacific Global is authorized to act as sole investment manager of the Corporation with respect to the Income and Equity Fund and, in its discretion, to engage the services of a sub-adviser to provide investment advisory and other services to the Income and Equity Fund. During the fiscal year ended December 31, 2000, the Manager waived its management fees and reimbursed expenses for the Income and Equity Fund pursuant to the Fund's Expense Limitation Agreement. The Manager currently intends to continue its practice of waiving its management fees and reimbursing expenses for the Fund.

From August 1, 1997 through November 10, 2000, Hamilton & Bache also provided investment management services to the Income and Equity Fund pursuant to a Co-Management Agreement by and among the Corporation, on behalf of the Fund, Pacific Global, and Hamilton & Bache (the "H&B Co-Management Agreement"). The H&B Co-Management Agreement was most recently approved by the Fund's shareholders on April 25, 1997, and was approved annually thereafter by the Board, most recently on August 4, 2000.

Under the H&B Co-Management Agreement, Pacific Global and Hamilton & Bache, subject to the supervision and control of the Board, co-managed the investment and reinvestment of the Fund's assets and jointly established the overall investment program for the management of the Fund's assets. Pacific Global provided investment management services to the Fund pursuant to the investment management agreement in addition to Pacific Global's duties under the H&B Co-Management Agreement. As noted above, Hamilton & Bache resigned as co-manager effective November 10, 2000. During the period from January 1, 2000 through November 10, 2000, Hamilton & Bache waived receipt of its co-management fee due under the H&B Co-Management Agreement, and received Pacific Global shares in lieu of its co-management fee. The shares received by H&B, together with the shares received in lieu of its sub-advisory fee with respect to the Balanced Fund, constituted less than 1% of Pacific Global's issued and outstanding shares.

At a meeting held on November 10, 2000, the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, considered a recommendation by Pacific Global that Bache Capital be appointed as co-manager for the Income and Equity Fund under the proposed Co-Management Agreement. The proposed Co-Management Agreement is identical to the H&B Co-Management Agreement in all material respects, including advisory fees. After considering Pacific Global's recommendation and other information presented at that meeting, the Board of Directors approved the proposed Co-Management Agreement and its submission to the Fund's shareholders, and determined to recommend that the Fund's shareholders approve the proposed Co-Management Agreement.

At the November 10 Board meeting, the Board of Directors also authorized Bache Capital to act as co-manager on a temporary, interim basis until the shareholder vote is held. During this period, Bache Capital is subject to the same contractual obligations as was Hamilton & Bache under the H&B Co-Management Agreement. The Board of Directors based its approval of this interim agreement on the information described below with respect to the proposed Co-Management Agreement, and upon its finding that the services to be provided to the Fund during the temporary agreement period would be at least equivalent to the scope and quality of services provided under the H&B Co-Management Agreement.

During this interim period, Bache Capital is not entitled to any compensation before January 1, 2001. Thereafter, compensation may accrue at the rate in the proposed Co-Management Agreement, which is the same as the rate in the H&B Co-Management Agreement. However, any compensation due Bache Capital will be held in escrow until the shareholders vote on the proposed Co-Management Agreement. If that agreement is approved, then the amount in the escrow account (plus interest) will be paid to Bache Capital. If that agreement is not approved, then Bache Capital will be paid the lesser of the amount in the escrow account (including interest) or any costs incurred in performing the interim agreement period (including interest on such amount). Moreover, any compensation paid to Bache Capital will be subject to the Fund's Expense Limitation Agreement, which caps Fund expenses at the existing levels described in the Fund's prospectus. Given the Fund's current expense levels, we anticipate that Bache Capital will waive all of its compensation with respect to the Fund during the temporary agreement period.

THE PROPOSED CO-MANAGEMENT AGREEMENT

The parties to the proposed Co-Management Agreement are the Corporation, on behalf of the Fund, Pacific Global and Bache Capital. Pacific Global will continue to provide investment management services to the Fund pursuant to the Fund's investment management agreement in addition to its duties under the proposed Co-Management Agreement. The Co-Management Agreement provides that Pacific Global and Bache Capital, subject to the supervision and control of the Board, shall co-manage the investment and reinvestment of the Fund's assets and shall jointly establish the overall investment program for the management of the Fund's assets. The proposed Co-Management Agreement is identical to the H&B Co-Management Agreement in all material respects.

Under the Co-Management Agreement, Pacific Global and Bache Capital each will be entitled to the following monthly fee from the Fund for their services:

         Name                                   Fee, as a percentage of average daily net assets
         ----                                   ------------------------------------------------
Pacific Global                          Annual rate of:
                                           .40% on the first $100 million;
                                           .37% of the next $100 million;
                                           .34% of the next $100 million;
                                           .31% of the next $100 million;
                                           .28% of the next $100 million; and
                                           .25% of average daily net assets in excess of $500 million.

Bache Capital                           Annual rate of
                                           .35% on the first $100 million
                                           .33% of the next $100 million;
                                           .31% of the next $100 million;
                                           .29% of the next $100 million;
                                           .27% of the next $100 million; and
                                           .25% of average daily net assets in excess of $500 million.

The fees payable to Pacific Global and Bache Capital by the Income and Equity Fund under the proposed Co-Management Agreement are the same as those that would be payable under the H&B Co-Management Agreement. No additional management fee is due to Pacific Global with respect to its services under the Fund's investment management agreement.

Pursuant to an Expense Limitation Agreement, Pacific Global and Bache Capital have voluntarily agreed to waive their management fees and absorb or reimburse expenses of the Fund in order to keep total Fund operating expenses from rising above 1.85%, for Class A shares, and 2.60%, for Class C shares, of average daily net assets. This Agreement may be terminated with 90 days notice to the Fund. The Fund previously had an Expense Limitation Agreement with Pacific Global and Hamilton & Bache on the same terms.

If approved by the Fund shareholders at the Meeting, the Co-Management Agreement will remain in effect for two years after its effective date and thereafter will continue from year to year, provided that such continuance is approved annually
(i) by the Board of Directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Income and Equity Fund. The Co-Management Agreement automatically terminates upon its assignment or upon termination of the Fund's investment management agreement with Pacific Global. In addition, the proposed Co-Management Agreement may be terminated without penalty by the (i) Board of Directors, (ii) by the vote of a majority of the outstanding voting securities of the Income and Equity Fund, (iii) by Pacific Global on 60 days' prior written notice to the Income and Equity Fund or (iv) by Bache Capital on 60 days' prior written notice to the Income and Equity Fund. In the event the proposed Co-Management Agreement is terminated, Pacific Global will reassume full responsibility for management of the Income and Equity Fund unless otherwise determined by the Board, and Pacific Global will be entitled to receive the full amount of fees.

The proposed Co-Management Agreement provides that Pacific Global and Bache Capital will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Pacific Global and Bache Capital shall have acted in good faith and with due care. The proposed Co-Management Agreement also provides that Pacific Global and Bache Capital shall, in any event, be liable for their willful misfeasance, bad faith, or negligence in the performance of their investment management duties or for failure to exercise due care in rendering other services under the proposed Co-Management Agreement.

A copy of the proposed Co-Management Agreement is attached to this Proxy Statement as Exhibit A.

INFORMATION ABOUT BACHE CAPITAL: Bache Capital is a California corporation, which is wholly-owned by Stephen K. Bache. It is located at 3 Berkshire Place, La Canada, CA 91011. Bache Capital is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and, as described in the discussion of Proposal 2 below, currently serves on a temporary interim basis as sub-adviser for the Balanced Fund, another series of the Corporation. As of December 31, 2000, Bache Capital had approximately $30 million in assets under management, not including the assets of the Funds (which together amount to approximately $13.5 million). The chief executive officer of Bache Capital is identified in the table below:

       Name                               Principal Occupation                          Address
       ----                               --------------------                          -------
Stephen Kenneth Bache                     Chief Investment Officer                3 Berkshire Place
                                                                                  La Canada, CA 91001

The table below sets forth certain information with respect to the Balanced Fund, a series of the Corporation for which Bache Capital currently acts as sub-adviser on a temporary interim basis:

                                   Net Assets as of
            Name                   December 31, 2000                 Annual Rate of Investment Advisory Fees
            ----                   -----------------                 ---------------------------------------
Balanced Fund                  $10,501,000                Any fee owed Bache Capital during the interim agreement
                                                          period is to be held in escrow.  The fee arrangements are
                                                          described in "Proposal 2: Consideration of Proposed
                                                          Sub-Advisory Agreement with Bache Capital" on page 11 below.

INFORMATION ABOUT PACIFIC GLOBAL: Pacific Global, a registered investment adviser, was incorporated on December 17, 1991, under the laws of the State of California and has served as the investment manager for each series of the Corporation since its inception. The principal offices of Pacific Global are located at 206 North Jackson Street, Suite 301, Glendale, CA 91206. George A. Henning, the President of Pacific Global, owns a controlling interest in the firm. Directors and officers of Pacific Global and outside investors, including the chief executive officer of Bache Capital, also own common stock in the firm. (See "Share Ownership: Pacific Global", below.) As of December 31, 2000, Pacific Global had approximately $30.8 million in assets under management. The chief executive officers and directors of Pacific Global are identified in the table below:

        Name/Position with       Position with the
        Pacific Global                  Fund                 Principal Occupation               Address
        --------------                  ----                 --------------------               -------
George A. Henning               Chairman, President    Chairman, President and Director  206 North Jackson Street,
Chairman, President and         and Director           Pacific Global                    Suite 301
Director                                                                                 Glendale, CA  91206

Thomas H. Hanson                Vice President and     Owner, Chairman, President and    P.O. Box 30
Executive Vice President and    Secretary              Chief Executive Officer           Santa Barbara, CA  93102
Director                                               TriVest Capital Management, Inc.

Paul W. Henning                 Treasurer              Treasurer                         206 North Jackson Street,
Treasurer                                              Pacific Global                    Suite 301
                                                                                         Glendale, CA  91206

Joseph Brinker                  N/A                    Branch Manager                    One North Ormond Avenue
Director                                               The Brinker Organization          Havertown, PA 19083
                                                       General Agent
                                                       Transamerica Life Companies
                                                       Registered Principal,
                                                       Transamerica Financial
                                                       Resources, Inc.

Manabi Hirasaki                 N/A                    Owner                             2292 E. Huenme Road
Director                                               Manabi Farms                      Oxnard, CA 93033

Siegfred Kagawa                 N/A                    Retired Chairman                  1163 S. Beretania
                                                       Occidental Underwriters           Honolulu, HI 96814
                                                       of Hawaii

Barbara A. Kelley               N/A                    Consultant                        437 W. Walnut Street
Director                                                                                 Pasadena, CA 91103

William H. McCary               N/A                    Agent, Representative,            21021 Ventura Blvd., Suite 400
Director                                               Financial Planner                 Woodlands Hills, CA 91364
                                                       Capital Analysts, Inc.

Victoria Breen                  Assistant Secretary    General Agent                     206 North Jackson Street,
Assistant Secretary and         and Director           Transamerica Life Companies       Suite 301
Director                                               Registered Principal,             Glendale, CA  91206
                                                       Transamerica Financial
                                                       Resources, Inc.
                                                       Branch Manager
                                                       Derby & Derby, Inc./Pacific
                                                       Asset Group, Inc./Financial
                                                       West Group

INFORMATION ABOUT THE FUND'S INVESTMENT MANAGEMENT AGREEMENT. As previously stated, Pacific Global will continue to provide management, investment and administrative services to the Fund pursuant to the Investment Management Agreement, after the shareholder approval of the proposed Co-Management Agreement.

The Investment Management Agreement provides that neither Pacific Global nor any of its directors, officers, or employees performing services for the Corporation at the direction or request of Pacific Global in connection with Pacific Global's discharge of its obligations with respect to the Investment Management Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation, with respect to the Fund, in connection with the matters to which the Investment Management Agreement relate. The Investment Management Agreement also provides that nothing therein shall be construed to protect Pacific Global or any such persons against any liability to the Corporation or its shareholders to which Pacific Global or such persons would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Corporation or for failure by Pacific Global or any such persons to exercise due care in rendering other services to the Corporation.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATIONS: At the meeting held on November 10, 2000, the Board of Directors, including the directors who are not "interested persons" of the Corporation, after a full evaluation of the matters described above, approved the proposed Co-Management Agreement.

In connection with their meeting, the Board of Directors considered materials specifically relating to the proposed Co-Management Agreement. These materials included information on the investment performance of the Fund, sales and redemption data for the Fund, and the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Directors also periodically consider other material facts such as information comparing the performance of the Fund with a peer group of funds and an appropriate index or combination of indices, information concerning Pacific Global's results and financial condition, the allocation of the Fund's brokerage commissions, including any allocations to Pacific Global Fund Distributors, Inc., the Fund's distributor and an affiliate of Pacific Global, the Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by Pacific Global and its affiliates.

During its deliberations, the Board of Directors did not identify any single factor as all-important or controlling. The following summary does not detail every matter considered. Matters considered by the Board of Directors include the following:

Among the most significant factors was that Mr. Bache, the Chief Investment Officer of Bache Capital, had been responsible for providing advisory services to the Funds under the H&B Agreements for over five years. The Board considered significant the quality of the advisory services provided to the Funds by Hamilton & Bache during that relationship. In that regard, the Board considered the information previously provided to it in August 2000 when it approved the continuation of the H&B Co-Management Agreement and the H&B Sub-Advisory Agreement, as well as the fact of its prior approval. Specifically, the Board noted that the year-to-date performance of the Balanced Fund in 2000 had been above average compared to the indices by which Pacific Global measures performance and higher than the average of its peer group in 1999. The Board also noted information indicating that the Income and Equity Fund had performed well over the past year in a rising interest rate market and that in 1999 the Income and Equity Fund had been recognized as one of the top performing bond funds by Investment Adviser Magazine.

The Board also considered information previously provided to it with respect to the fact that Pacific Global and Bache Capital, consistent with the interests of the Fund and subject to the review of the Board, may cause the Fund to purchase and sell portfolio securities through brokers who provide Pacific Global and Bache Capital with brokerage and research services, including analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Pacific
Global and Bache Capital determine in good faith that such commission is reasonable in relation to the services provided, viewed in light of that particular transaction or of the overall responsibility of Pacific Global and Bache Capital to the Fund and their other clients. Research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Pacific Global and Bache Capital in advising other funds or accounts they advise and, conversely, research services furnished to Pacific Global and Bache Capital in connection with other funds or accounts they advise may be used by Pacific Global and Bache Capital in advising the Fund. Information and research received from brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Pacific Global and Bache Capital under the proposed Co-Management Agreement.

The Board also noted that the management fee payable under the proposed Co-Management Agreement would remain the same as under the H&B Co-Management Agreement, and that the management fee was comparable to the fees charged other mutual funds that are competitors of the Fund. The Board also noted that the Expense Limitation Agreement would remain in effect with respect to the Fund.

The Board also received information that Mr. Bache would continue to have the research and other resources available to him that he had used at Hamilton & Bache in providing the Fund with portfolio management services, and that adoption of the proposed Co-Management Agreement would not result in any change in the level of services provided by Pacific Global. The Board also considered that adoption of the proposed Co-Management Agreement would not cause the Fund to incur additional administrative expenses. The Board noted that fund accounting services would continue to be provided by Pacific Global.

CONCLUSION. Based on their evaluation of all material factors, the Board concluded that adoption of the proposed Co-Management Agreement will benefit the Fund and its shareholders. The Board of Directors, including the Independent Directors, voted to approve the submission of the proposed Co-Management Agreement to the shareholders of the Fund and recommends voting FOR the proposed Co-Management Agreement. If approved, the proposed Co-Management Agreement will take effect promptly after the Meeting.

If the Co-Management Agreement is not approved, Pacific Global will provide portfolio management services to the Income and Equity Fund and the Board of Directors will consider whether it should take any other action appropriate to obtain an investment co-manager or sub-adviser for the Income and Equity Fund.

PROPOSAL 2: CONSIDERATION OF THE PROPOSED SUB-ADVISORY AGREEMENT FOR THE BALANCED FUND

BACKGROUND: Pacific Global serves as the investment manager of the Balanced Fund pursuant to an investment management agreement with the Corporation, on behalf of the Balanced Fund, dated October 16, 1992. The continuance of that agreement was most recently approved by the Board of Directors on August 4, 2000. Under that agreement, Pacific Global is authorized to act as sole investment manager of the Corporation with respect to the Balanced Fund and, in its discretion, to engage the services of a sub-adviser to provide investment advisory and other services to the Balanced Fund. During the fiscal year ending December 31, 2000, Pacific Global received $34,907.37 in management fees, and waived the remaining 0.40% of its management fee from the Balanced Fund. Pacific Global discontinued that waiver effective January 1, 2001.

From September 1, 1994 through November 10, 2000, Hamilton & Bache also provided investment management services to the Balanced Fund pursuant to a Sub-Advisory Agreement by and among the Corporation, on behalf of the Fund, Pacific Global, and Hamilton & Bache (the "H&B Sub-Advisory Agreement"). The H&B Sub-Advisory Agreement was most recently approved by the Fund's shareholders on August 30, 1994, and was approved annually thereafter by the Board of Directors, most recently on August 4, 2000.

Under the H&B Sub-Advisory Agreement, Hamilton & Bache, subject to the supervision and control of the Board and of Pacific Global, managed the investment and reinvestment of the Balanced Fund's assets and established the overall investment program for the management of the Balanced Fund's assets. As noted above, Hamilton & Bache resigned as sub-adviser effective November 10, 2000. For the period from January 1, 2000 through November 10, 2000, Hamilton & Bache waived receipt in cash of its sub-advisory fee due under the H&B Sub-Advisory Agreement, and received Pacific Global shares in lieu of its cash sub-advisory fee. The shares so received by H&B, together with the shares received in lieu of its co-management fee with respect to the Income and Equity Fund, constituted less than 1% of Pacific Global's issued and outstanding shares.

At a meeting held on November 10, 2000, the Board of Directors, including a majority of directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, considered a recommendation by Pacific Global that Bache Capital be appointed as sub-adviser for the Balanced Fund under the proposed Sub-Advisory Agreement. The proposed Sub-Advisory Agreement is identical to the H&B Sub-Advisory Agreement in all material respects, including advisory fees. After considering Pacific Global's recommendation and other information presented at that meeting, the Board of Directors approved the proposed Sub-Advisory Agreement and its submission to the Fund's shareholders, and determined to recommend that the Fund's shareholders approve the proposed Sub-Advisory Agreement.

At the November 10 Board meeting, the Board of Directors also authorized Bache Capital to act as sub-adviser on a temporary, interim basis until the shareholder vote is held. During this period, Bache Capital is subject to the same contractual obligations as was Hamilton & Bache under the H&B Sub-Advisory Agreement. The Board of Directors based its approval of this interim agreement on the information described below with respect to the proposed Sub-Advisory Agreement, and upon its finding that the services to be provided to the Fund during the temporary agreement period would be at least equivalent to the scope and quality of services provided under the H&B Sub-Advisory Agreement.

During this interim period, Bache Capital is not entitled to any compensation before January 1, 2001. Thereafter, compensation may accrue at the rate in the proposed Sub-Advisory Agreement, which is the same as the rate in the H&B Sub-Advisory Agreement. However, any compensation due Bache Capital will be held in escrow until the shareholders vote on the proposed Sub-Advisory Agreement. If that agreement is approved, then the amount in the escrow account (plus interest) will be paid to Bache Capital. If that agreement is not approved, then Bache Capital will be paid the lesser of the amount in the escrow account (including interest) or any costs incurred in performing the interim period agreement (including interest on such amount).

THE PROPOSED SUB-ADVISORY AGREEMENT

The parties to the Sub-Advisory Agreement are the Corporation, on behalf of the Fund, Pacific Global and Bache Capital. The Sub-Advisory Agreement provides that Bache Capital, subject to the supervision and control of the Board of Directors and of Pacific Global, shall manage the investment and reinvestment of the Balanced Fund's assets and shall establish the overall investment program for the management of the Balanced Fund's assets. The proposed Sub-Advisory Agreement is identical to the H&B Sub-Advisory Agreement in all material respects.

Under the Fund's investment management agreement Pacific Global is entitled to the following annual fee:

                                                          Management Fee as a percentage of average
                            Name                                   daily net assets
                            ----                                   ----------------
Pacific Global                                            Annual rate of:
                                                          .75% of the first $200 million;
                                                          .70% on the next $200 million;
                                                          .65of the next $200 million;
                                                          .60% of the next $200 million;
                                                          .55% of the next $200 million; and
                                                          .50% in excess of $1 billion

Under the Sub-Advisory Agreement, Bache Capital will be entitled to the following annual fee from Pacific Global for its services:

                                                          Sub-Advisory Fee as a percentage of average
                            Name                                   daily net assets
                            ----                                   ----------------
Bache Capital                                             Annual rate of:
                                                          .40% of the first $200 million;
                                                          .37% on the next $200 million;
                                                          .34% of the next $200 million;
                                                          .31% of the next $200 million;
                                                          .28% of the next $200 million; and
                                                          .25% in excess of $1 billion

The sub-advisory fees payable to Bache Capital are paid from the management fee payable to Pacific Global solely pursuant to the Fund's investment management agreement. Accordingly, the Balanced Fund will not be subject to the payment of additional management fees if the Sub-Advisory Agreement is approved by the Fund's shareholders.

If approved by the Fund shareholders at the Meeting, the Sub-Advisory Agreement will remain in effect for two years after its effective date and thereafter will continue from year to year, provided that such continuance is approved annually
(i) by the Board of Directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement automatically terminates upon its assignment or upon termination of the Fund's investment management agreement. In addition, the Sub-Advisory Agreement may be terminated without penalty by the (i) Board of Directors, (ii) by the vote of a majority of the outstanding voting securities of the Fund, (iii) by Pacific Global on 60 days' prior written notice to Bache Capital, or (iv) by Bache Capital on 60 days' prior written notice to the Balanced Fund.

The Sub-Advisory Agreement provides that Bache Capital will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Bache Capital shall have acted in good faith and with due care. The Sub-Advisory Agreement also provides that Bache Capital shall, in any event, be liable for its willful misfeasance, bad faith, or negligence in the performance of its investment management duties or for failure to exercise due care in rendering other services under the Sub-Advisory Agreement.

A copy of the proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.

INFORMATION ABOUT BACHE CAPITAL: Information about Bache Capital is provided in the discussion of Proposal 1, at page 6 of this proxy statement.

The table below sets forth certain information with respect to the Income and Equity Fund, a series of the Corporation for which Bache Capital currently acts as co-manager on a temporary interim basis:

                                   Net Assets as of
            Name                   December 31, 2000                 Annual Rate of Investment Advisory Fees
            ----                   -----------------                 ---------------------------------------
Income and Equity Fund             $3,031,000             Any fee owed Bache Capital during the interim agreement
                                                          period is to be held in escrow.  The fee arrangements are
                                                          described in "Proposal 1: Consideration of Proposed
                                                          Co-Management Agreement with Bache Capital and Pacific
                                                          Global" on page 5 above. Payment of these fees is subject to the Expense Limitation Agreement described on page 5 above.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATIONS: At the meeting held on November 10, 2000, the Board of Directors, including the directors who are not "interested persons" of the Corporation, after a full evaluation of the matters described above, approved the proposed Sub-Advisory Agreement.

In connection with their meeting, the Board of Directors considered materials specifically relating to the proposed Sub-Advisory Agreement. These materials included information on the investment performance of the Fund, sales and redemption data for the Fund, and the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Directors also periodically consider other material facts such as information comparing the performance of the Fund with a peer group of funds and an appropriate index or combination of indices, information concerning Pacific Global's results and financial condition, the allocation of the Fund's brokerage commissions, including any allocations to Pacific Global Fund Distributors, Inc., the Fund's distributor and an affiliate of Pacific Global, the Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by Pacific Global and its affiliates.

During its deliberations, the Board of Directors did not identify any single factor as all-important or controlling. The following summary does not detail every matter considered. Matters considered by the Board of Directors include the following:

Among the most significant factors was that Mr. Bache, the Chief Investment Officer of Bache Capital, had been responsible for providing advisory services to the Funds under the H&B Agreements for over five years. The Board considered significant the quality of the advisory services provided to the Funds by Hamilton & Bache during that relationship. In that regard, the Board considered the information previously provided to it in August 2000 when it approved the continuation of the H&B Co-Management Agreement and the H&B Sub-Advisory Agreement, as well as the fact of its prior approval. Specifically, the Board noted that the year-to-date performance of the Balanced Fund in 2000 had been above average compared to the indices by which Pacific Global measures performance and higher than the average of its peer group in 1999. The Board also noted information indicating that the Income and Equity Fund had performed well over the past year in a rising interest rate market and that in 1999 the Income and Equity Fund had been recognized as one of the top performing bond funds by Investment Adviser Magazine.

The Board also considered information previously provided to it with respect to the fact that Pacific Global and Bache Capital, consistent with the interests of the Fund and subject to the review of the Board, may cause the Fund to purchase and sell portfolio securities through brokers who provide Pacific Global and Bache Capital with brokerage and research services, including analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Pacific Global and Bache Capital determine in good faith that such commission is reasonable in relation to the services provided, viewed in light of that particular transaction or of the overall responsibility of Pacific Global and Bache Capital to the Fund and their other clients. Research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Pacific Global and Bache Capital in advising other funds or accounts they advise and, conversely, research services furnished to Pacific Global and Bache Capital in connection with other funds or accounts they advise may be used by Pacific Global and Bache Capital in advising the Fund. Information and research received from brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Pacific Global and Bache Capital under the proposed Sub-Advisory Agreement.

The Board also noted that the management fee payable under the proposed Sub-Advisory Agreement would remain the same as under the H&B Sub-Advisory Agreement, and that the management fee was comparable to the fees charged other mutual funds that are competitors of the Fund.

The Board also received information that Mr. Bache would continue to have the research and other resources available to him that he had used at Hamilton & Bache in providing the Fund with portfolio management services, and that adoption of the proposed Sub-Advisory Agreement would not result in any change in the level of services provided by Pacific Global. The Board also considered that adoption of the proposed Sub-Advisory Agreement would not cause the Fund to incur additional administrative expenses. The Board noted that fund accounting services would continue to be provided by Pacific Global.

CONCLUSION. Based on their evaluation of all material factors, the Board concluded that adoption of the proposed Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Directors, including the Independent Directors, voted to approve the submission of the proposed Sub-Advisory Agreement to the shareholders of the Fund and recommends voting FOR the proposed Sub-Advisory Agreement. If approved, the proposed Sub-Advisory Agreement will take effect promptly after the Meeting.

If the Sub-Advisory Agreement is not approved, Pacific Global will provide portfolio management services to the Balanced Fund and the Board of Directors will consider whether it should take any other action appropriate to obtain an investment co-manager or sub-adviser for the Balanced Fund.

                               GENERAL INFORMATION

BROKERAGE COMMISSIONS

Mr. George Henning, Chairman of the Board of the Corporation, and the principal stockholder, Chairman, President and Director of Pacific Global, also serves as Chairman of Pacific Global Fund Distributors, Inc. ("PGFD"), the Corporation's and the Funds' Distributor. Mr. Hanson, Vice President and Secretary of the Corporation, and an Executive Vice President and Director of Pacific Global, also serves as President and Director of PGFD. Mr. Paul Henning, also Treasurer of the Corporation and Pacific Global, serves as Treasurer and Director of PGFD. PGFD is a wholly-owned subsidiary of Pacific Global. Pacific Global and PGFD are affiliates of the Corporation and of each other. Mr. George Henning, Mr. Paul Henning and Mr. Hanson are affiliates of the Corporation, Pacific Global, and PGFD. PGFD is located at 206 North Jackson Street, Suite 301, Glendale, California 91206.

For the fiscal year ended December 31, 2000, the Income and Equity Fund and the Balanced Fund paid brokerage commissions in the amount of $10 and $1,143, respectively, to PGFD. These amounts represented 28.57% and 12.90%, respectively, of each Fund's aggregate brokerage commissions paid during the most recent fiscal year. For the fiscal year ended December 31, 2000, the Income and Equity Fund and the Balanced Fund paid underwriting commissions in the amount of $363.57 and $4,737.95, respectively, to PGFD. These amounts represented 2.40% and 38.31%, respectively, of the underwriting commissions paid during the most recent fiscal year.

OTHER FEES PAYABLE BY THE FUNDS

Pacific Global Investor Services, Inc. ("PGIS") is the Corporation's transfer agent, dividend disbursing agent, and administrative services agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. Mr. George A. Henning serves as Chairman and Director of PGIS. Mr. Hanson serves as President, Secretary and Director of PGIS. Ms. Victoria Breen, Assistant Secretary and Director of Pacific Global, serves as Assistant Secretary and Director of PGIS. Mr. Paul Henning serves as Treasurer of PGIS. PGIS is a wholly owned subsidiary of Pacific Global. The Corporation, Mr. Henning, Mr. Hanson, Ms. Breen, Pacific Global and PGFD are affiliates of PGIS. PGIS is located at 206 North Jackson Street, Suite 301, Glendale, California 91206.

The services provided pursuant to the Transfer Agent, Dividend Disbursing Agent and Administrative Service Agent Agreement will continue to be provided if the proposed Co-Management Agreement and Sub-Advisory Agreement are approved. For the fiscal year ended December 31, 2000, the Income and Equity Fund and the Balanced Fund paid fees in the amount of $17,034.76 and $67,482.99, respectively, to PGIS.


For the fiscal year ending December 31, 2000, the aggregate fees paid by the Funds to Pacific Global and its affiliates for all of the services provided by them were $17,044.76 with respect to the Income and Equity Fund and $103,596.36 with respect to the Balanced Fund.

SHARE OWNERSHIP

INCOME AND EQUITY FUND: The name, address, amount and percentage of ownership of each person who owns of record or beneficially five percent or more of the Income and Equity Fund's outstanding Class A and Class C shares as of December 31, 2000 are listed below:

                NAME                                    ADDRESS                       AMOUNT            PERCENTAGE
INCOME AND EQUITY FUND(A)

Donaldson, Lufkin & Jenrette           P.O. Box 2052
                                       Jersey City, NJ 07303                        67,902.4100           31.94%

Wedbush Morgan Securities              P.O. Box 30014
                                       Los Angeles, CA 90030                        16,260.1870            7.65%


                                      14

INCOME AND EQUITY FUND(C)

Mun Charn Wong                         1163 South Beretania St.
                                       Honolulu, HI 96814                           18,418.2350           23.20%

Derald D. Hay &                        140 Bellevue Avenue
Renee A. Hay                           Springfield, PA 19064                        8,195.1870            10.32%

Elizabeth T. Donohue                   125 Bonnie Lark
                                       Chalfont, PA 18914                           4,330.0650             5.45%

Joseph Meyers III &                    4333 S. Kinzer Avenue
Lois W. Myers                          New Holland, PA 17557                        4,083.6300              5.14%

The Corporation believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency, or custodial clients.

The name, address, amount and percentage of ownership of each officer and director of the Corporation who owns more than 1% of the Income and Equity Fund's outstanding Class A or Class C shares, and of all officers and directors as a group, as of December 31, 2000, is as follows:

                NAME                                    ADDRESS                       AMOUNT            PERCENTAGE
INCOME AND EQUITY FUND(A)

L. Michael Haller                      5924 Colodny Drive                           4,304.1270             2.02%
                                       Agoura Hills, CA 91301

Officers and Directors as a Group      N/A                                          5,126.3070             2.41%

INCOME AND EQUITY FUND(C)

Officers and Directors as a Group      N/A                                                None              None

BALANCED FUND. The name, address, amount and percentage of ownership of each person who owns of record or beneficially five percent or more of the Balanced Fund's outstanding Class A and Class C shares as of December 31, 2000 are listed below:

                NAME                                   ADDRESS                        AMOUNT            PERCENTAGE
BALANCED FUND (A)

Donaldson, Lufkin & Jenrette          P.O. Box 2052
                                      Jersey City, NJ 07303                         58,782.8140           15.06%

Charles Schwab Investment Account     101 Montgomery St.
                                      San Francisco, CA 94104                      141,621.4540           36.28%

BALANCED FUND (C)


                                      15

Samuel P. Axe                         Riddle Village                                19,457.2210            6.40%
                                      414 Hampton House
                                      Media, PA 19063

The Corporation believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency, or custodial clients.

The name, address, amount and percentage of ownership of each officer and director of the Corporation who owns more than 1% of the Balanced Fund's outstanding Class A or Class C shares, and of all officers and directors as a group, as of December 31, 2000, is as follows:

                NAME                                    ADDRESS                       AMOUNT            PERCENTAGE
BALANCED FUND (A)

Officers and Directors as a Group      N/A                                                             Less than 1%

BALANCED FUND (C)

Thomas Brinker                         115 Locust Avenue                            3,339.1590             1.10%
                                       Springfield, PA 19064

Officers and Directors as a Group      N/A                                          3,339.1590             1.10%

BACHE CAPITAL MANAGEMENT. The name, address and percentage of ownership of (i) each director and officer of the Fund who owns of record or beneficially securities of Bache Capital and (ii) each other person who owns of record or beneficially ten percent or more of Bache Capital's securities are listed below:

                  Name                                   Address                                Percentage
                  ----                                   -------                                ----------
Stephen K. Bache                       3 Berkshire Place                                           100%
                                       La Canada, CA 91011

Neither the Corporation, nor Pacific Global nor any officer or director of either owns any shares of or have any other financial interest in Bache Capital.

PACIFIC GLOBAL. The name, address and percentage of ownership of (i) each director and officer of the Fund who owns of record or beneficially securities of Pacific Global and (ii) each other person who owns of record or beneficially ten percent or more of Pacific Global's securities are listed below:

                  Name                                         Address                               Percentage
                  ----                                         -------                               ----------
Victoria Breen                            603 West Ojai Avenue                                          3.48%
                                          Ojai, CA  93023

Thomas Brinker                            One North Ormond Avenue                                       0.65%
                                          Havertown, PA  19083

Thomas Hanson                             P.O. Box 30                                                   8.71%
                                          Santa Barbara, CA  93102


                                      16

George Henning                            206 North Jackson St., Suite 301                             39.12%
                                          Glendale, CA  91206

Paul Henning                              3521 Washington Street                                        0.17%
                                          Columbus, IN  47203

Manabi Hirasaki                           P.O. Box 1447                                                12.31%
                                          Camarillo, CA  93011

Pursuant to private offerings in 1994 and 1996, Mr. Bache invested small amounts in Pacific Global. Mr. Bache also owns shares of Pacific Global stock paid in lieu of management fees waived by Hamilton & Bache in 1998, 1999 and 2000. Mr. Bache owns 1.50% of the issued and outstanding shares of Pacific Global.

COSTS OF THE MEETING AND SOLICITATION

All costs associated with the Meeting, including the preparation of this Proxy Statement and the solicitation of proxies, will be borne by the Funds. Solicitation will be made primarily by mail, but also may be made by telephone, facsimile, telegraph and/or personal contact of regular employees of the Corporation or Pacific Global. The Funds will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses in communicating with the person(s) for whom they hold shares of the Funds.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not know of any other matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

As a general matter, the Corporation does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Corporation's shareholders should send such proposals to the Corporation at 206 North Jackson Street, Suite 301, Glendale, California 91206, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely fashion will not necessarily be included in the Corporation's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                    /s/ THOMAS H. HANSON
                                    ------------------------
                                    Thomas H. Hanson

                                    Secretary

Dated:  January 16, 2001

IMPORTANT: SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO PACIFIC ADVISORS FUND INC. IMMEDIATELY.

                                                                       EXHIBIT A

                                     FORM OF
                             CO-MANAGEMENT AGREEMENT

CO-MANAGEMENT AGREEMENT, made as of the __ day of ______, 2000, by and among PACIFIC GLOBAL FUND, INC., a Maryland corporation doing business as Pacific Advisors Fund Inc. (the "Corporation"), PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY, a California corporation ("PGIMC") and BACHE CAPITAL MANAGEMENT, INC., a California corporation ("BCM").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Corporation is engaged in business as an open-end investment management company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Corporation is a series type investment company currently consisting of five series, the Balanced Fund, the Income and Equity Fund, the Government Securities Fund, the Growth Fund and the Small Cap Fund, each with its own investment objectives, investment program, policies, and restrictions; and

     WHEREAS, PGIMC is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, BCM is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, PGIMC and the Corporation on behalf of its separately designated series, the Income and Equity Fund (the "Fund"), have entered into an Investment Management Agreement dated as of October 16, 1992 (the "Investment Management Agreement") pursuant to which PGIMC is authorized to act as sole investment manager of the Corporation with respect to the Fund and, in its discretion, to engage the services of a sub-adviser to provide investment advisory and other services to the Fund; and

     WHEREAS, PGIMC shall continue to provide investment management services to the Fund pursuant to the Investment Management Agreement in addition to its duties under this Agreement; and

     WHEREAS, the Corporation proposes to engage BCM as co-manager ("Co-manager") of the Fund's assets and to authorize PGIMC to serve as Co-manager along with BCM of the Fund's assets; and

     WHEREAS, BCM and PGIMC are willing to perform co-management services for the Fund upon the terms and conditions and for the compensation hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Corporation hereby employs BCM to serve as Co-manager and authorizes PGIMC to serve as Co-manager with respect to the assets of the Fund and to perform the services hereinafter set forth. BCM and PGIMC hereby accept such employment and authorization and agree for the compensation herein provided to assume all obligations herein set forth and to bear all expenses of their performance of such obligations (but no other expenses).

     2. Subject to the supervision and control of the Corporation's Board of Directors, BCM and PGIMC shall co-manage the investment and reinvestment of the Fund's assets in accordance with applicable law, including the Internal Revenue Code of 1986, as amended, and the investment objectives, investment program, policies, and restrictions set forth in the then-current Prospectus and then-current Statement of Additional Information relating to the Fund contained in the Corporation's Registration Statement under the 1940 Act, and the Securities Act of 1933, as amended from time to time, and subject to such further limitations as the Corporation may from time to time impose by written notice to BCM and PGIMC. BCM and PGIMC shall jointly establish the overall investment program for the management of the Fund's assets. BCM and PGIMC, shall amend and update such investment program from time to time as financial and other economic conditions warrant.

     3. Subject to the supervision and control of the Corporation's Board of Directors, BCM and PGIMC shall jointly have the authority to make determinations with respect to the investment and reinvestment of the assets of the Fund and to take such steps as may be necessary to implement the same. Consistent with their duties hereunder, BCM and PGIMC shall advise the Corporation's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Fund's portfolio securities should be exercised.

     4. BCM, shall regularly furnish such reports to PGIMC as it may request for PGIMC's use in discharging its obligations under the Investment Management Agreement, which reports may be distributed by PGIMC to the Corporation at periodic meetings of the Corporation's Board of Directors and at such other times as may be reasonably requested by the Corporation's Board of Directors. Such reports shall include: BCM's economic outlook and investment research and strategy of BCM; a discussion of the Fund's portfolio activity, including a schedule of the Fund's investments and other assets and a statement of all purchases and sales for the Fund during the period since the last preceding report, and the Fund's performance since the last report and for such other relevant periods as shall be mutually agreed upon; and any other information about material developments affecting the Fund. Copies of all such reports shall be furnished to PGIMC for examination and review within a reasonable time prior to the presentation of such reports to the Corporation's Board of Directors.

     5. (a) BCM and PGIMC shall select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and place, in the name of the Fund or its nominee, all such orders. Such brokers or dealers may include brokers or dealers affiliated with BCM, PGIMC and the Corporation ("affiliated brokers or dealers"). All purchases and sales of portfolio securities for the Fund placed with affiliated brokers or dealers shall be executed in compliance with procedures established by the Corporation's Board of Directors. When placing all orders, BCM and PGIMC shall use their best efforts to obtain the best available price and most favorable execution for the Fund. BCM and PGIMC shall use their best efforts to recapture all available tender and exchange offer solicitation fees and similar payments in connection with tenders or exchanges of the securities of the Fund. BCM or PGIMC shall send, by facsimile or comparable means, copies of all portfolio transactions to the Corporation's custodian on the date such portfolio transactions are executed. BCM and PGIMC shall advise the Board of Directors of the Corporation of any fees or payments of whatever type that may be possible for BCM or PGIMC or any of their affiliates to receive in connection with the purchase or sale of investment securities for the Fund.

          (b) Subject to the appropriate policies, procedures, and/or guidelines established by the Corporation's Board of Directors, BCM and PGIMC may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if BCM and PGIMC determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of BCM and PGIMC with respect to the Fund and BCM's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

          (c) BCM and PGIMC shall promptly communicate to the Corporation's Board of Directors such information relating to portfolio transactions as the Board of Directors may reasonably request.

          (d) The parties understand that the Fund shall bear all brokerage commissions in connection with purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

     6.   BCM and PGIMC shall:

          (a) provide, without charge, persons to render such reasonable clerical, administrative, and other services (other than services described in any other sub-paragraphs of this paragraph 6) to the Fund as the Corporation's Board of Directors may from time to time reasonably request;

          (b) furnish the Corporation, for the Fund, without charge, such reasonable administrative and management supervision and office facilities, which may be their own offices, as shall be appropriate or as the Corporation's Board of Directors may reasonably request, subject to the requirements of any regulatory authority to which BCM or PGIMC may be subject;

          (c) generally assist in all other aspects of the Fund's operations as the Corporation's Board of Directors may reasonably request;

          (d) provide, as the Corporation's Board of Directors may reasonably request and without charge, persons satisfactory to the Board of Directors to serve as the Corporation's officers;

          (e) provide, at a cost to the Fund to be agreed upon from time to time by the Corporation, BCM and PGIMC, persons, who may be employees of BCM, PGIMC or their respective affiliates, satisfactory to the Corporation's Board of Directors, to provide other services for the Fund, and such facilities and equipment as may be necessary for such persons to carry out their duties hereunder, including without limitation office space and facilities, telephone and CRT terminals and equipment (including telephone lines) necessary for access to the Fund's records;

          (f) provide data processing services, recordkeeping, and clerical services, internal auditing and regulatory compliance services, internal executive and administrative services, and stationery and office supplies;

          (g) provide information to the Corporation as necessary to prepare reports to shareholders, tax returns, and reports to and filings with the Securities and Exchange Commission and any other regulatory and administrative bodies that have jurisdiction over the operations of the Fund and shall submit to all such regulatory and administrative bodies such information, reports, or other material as necessary to comply with applicable laws or regulations; and

          (h) maintain records relating to the services provided under this Agreement, which records shall be the property of, and under control of, the Corporation.

BCM may (at its cost except as contemplated by paragraph 5 and 6(e) of this Agreement) employ, retain, or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing PGIMC, the Corporation or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as BCM may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to PGIMC, the Corporation or the Fund, or in the discharge of BCM's overall responsibilities with respect to the other accounts which it serves as investment manager.

     7. BCM and PGIMC shall cooperate with and make available to the Corporation and any agents engaged by the Corporation, their expertise relating to matters affecting the Fund which involve markets, securities or individual companies. Such matters shall include, but shall not be limited to, the pricing of certain securities owned by the Fund for the purpose of pricing Fund shares and the selection of agents engaged by the Corporation on behalf of the Fund.

     8. (a) As compensation for all services under the Investment Management Agreement and this Agreement PGIMC shall receive a fee calculated at the annual rate of .40% on the first $100 million of the average daily net asset value of the Fund, .37% of the next $100 million, .34% of the next $100 million, .31% of the next $100 million, .28% of the next $100 million, and .25% of average daily net asset value in excess of $500 million.

          (b) As compensation for all services rendered by BCM under this Agreement, the Corporation shall pay to BCM a co-management fee calculated at the annual rate of .35% on the first $100 million of the average daily net asset value of the Fund, .33% of the next $100 million, .31% of the next $100 million,
 .29% of the next $100 million, .27% of the next $100 million, and .25% of average daily net assess value in excess of $500 million.

The co-management fee shall accrue on each calendar day, and the sum of the daily fee accruals shall be paid monthly to BCM on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual co-management fee rate described above, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's then-current Prospectus as of the close of business on the previous business day on which the Fund's net asset value was determined. The co-management fee shall be payable through the date of termination of this Agreement. BCM shall promptly reduce its co-management fee by the amount of any commissions, tender and exchange offer solicitation fees, other fees, or similar payments received by BCM, or any affiliated person of BCM, in connection with the Fund's portfolio transactions, less the amount of any direct expenses incurred by BCM, or any affiliated persons of BCM, in obtaining such commissions, fees, or payments. Such "commissions" or "other fees" shall exclude those charged by brokers or dealers affiliated with BCM, PGIMC and the Corporation as referred to in paragraph 5(a). Such "tender and exchange offer solicitation fees" shall exclude those received by BCM acting in the capacity of manager for any such offer.

          (c) BCM and PGIMC shall bear all expenses in connection with the performance of their services under this Agreement, except as otherwise provided herein. Expenses incurred in connection with the investment operations of the Fund, including brokers' commissions, transfer and capital gains or other income taxes, and fees relating to purchases, sales, or loans of investments, shall be paid out of the assets of the Fund. Other expenses incurred in the operation of the Fund shall also be paid by the Fund, as described in the then-current Prospectus and Statement of Additional Information and as provided in the Investment Management Agreement between the Corporation, on behalf of the Fund, and PGIMC.

     9. BCM and PGIMC shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as BCM and PGIMC shall have acted in good faith and with due care; and, in any event, BCM and PGIMC shall be liable for their willful misfeasance, bad faith, or negligence in the performance of their investment management duties or for failure to exercise due care in rendering other services under this Agreement. A good faith mistake in judgment shall not be deemed to be the absence of due care.

     10. (a) This Agreement shall become effective when it shall have been approved by vote of the Fund's shareholders in accordance with the provision of
Section 15 of the 1940 Act and applicable state law. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect through December 31, 2002. Thereafter, this Agreement shall continue in effect from year to year, so long as its continuance is approved in the manner required by the 1940 Act.

          (b) This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it shall have been approved or rejected by the Fund's shareholders in accordance with the provisions of Section 15 of the 1940 Act and applicable state law (the "temporary agreement period"). During the temporary agreement period, BCM shall not be entitled to any compensation under this Agreement prior to January 1, 2001. From and including January 1, 2001until the end of the temporary agreement period, any compensation earned by BCM shall be held in an interest bearing escrow account by the Fund's custodian. If this Agreement is approved by the Fund's shareholders as provided above before the end of the interim agreement period, then the amount in the escrow account including interest shall be paid to BCM. Otherwise, this Agreement shall terminate and BCM shall be paid the lesser of the amount in the escrow account including interest or any costs incurred in performing the interim agreement plus interest earned on that amount while in escrow.

          (c) This Agreement may be terminated at any time without the payment of any penalty, (a) by the Board of Directors of the Corporation, including the vote or written consent of a majority of the directors of the Corporation who are not parties to this Agreement or the Investment Management Agreement or interested persons of any such party, (b) by the vote of a majority of the outstanding voting securities of the Fund, (c) by PGIMC on sixty (60) days' prior written notice to the Fund, or (d) by BCM on sixty (60) days' prior written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Investment Management Agreement between the Corporation and PGIMC.

          (d) As used in this Agreement, the terms "assignment", "interested person", and "vote of a majority of the outstanding voting securities" of the Fund shall have the meanings set forth for such terms in the 1940 Act.

          (e) In the event of termination of this Agreement, BCM shall promptly return to the Corporation all records maintained by BCM with respect to the Fund and BCM shall be free from any claim or retention of rights therein. BCM may retain copies of such records that it maintains pursuant to the requirements of the 1940 Act. BCM and PGIMC shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement and applicable law. BCM and PGIMC shall keep confidential any information obtained in connection with their duties hereunder and shall disclose such information only if the Corporation, on behalf of the Fund, has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities. BCM, PGIMC, and the Corporation shall furnish to the other parties any documents and other materials prepared for distribution which refer to the other party prior to use, and each party shall have the right to limit use of such documents to which it reasonably objects.

          (f) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid (a) if to BCM, to Bache Capital Management, Inc., 3 Berkshire Place, La Canada, CA 91011; (b) if to PGIMC, to Pacific Global Investment Management Company, 206 North Jackson Street, Suite 301, Glendale, CA 91206; and (c) if to the Corporation, at the foregoing office of PGIMC.

     11. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of BCM to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of BCM to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforce in accordance with, the laws of the State of California.

     14. This Agreement contains the entire agreement among the parties hereto, and shall, as of the effective date hereof, supersede all prior agreements, oral or written, among the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and Year first above written.

                                       PACIFIC GLOBAL
ATTEST:                                INVESTMENT MANAGEMENT COMPANY



-------------------------------        -----------------------------------

ATTEST:                                BACHE CAPITAL MANAGEMENT, INC.



-------------------------------        -----------------------------------

                                       PACIFIC GLOBAL FUND, INC. d/b/a
ATTEST:                                PACIFIC ADVISORS FUND INC. ON BEHALF OF
                                       THE INCOME AND EQUITY FUND



-------------------------------        -----------------------------------

                                                                       EXHIBIT B

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT, made as of the __ day of _________, 2000, by and among PACIFIC GLOBAL FUND, INC., a Maryland corporation doing business as PACIFIC ADVISORS FUND INC. (the "Corporation"), PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY, a California corporation ("PGIMC") and BACHE CAPITAL MANAGEMENT, INC., a California corporation ("BCM ").

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Corporation is engaged in business as an open-end management company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Corporation is a series type investment company currently consisting of five series, the Balanced Fund, the Income and Equity Fund, the Government Securities Fund, the Growth Fund and the Small Cap Fund, each with its own investment objectives, investment program, policies, and restrictions; and

     WHEREAS, PGIMC is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, BCM is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, PGIMC and the Corporation on behalf of its separately designated series, the Balanced Fund (the "Fund"), have entered into an Investment Management Agreement dated as of October 16, 1992 (the "Investment Management Agreement") pursuant to which PGIMC provides investment advisory and administrative services to the Fund; and

     WHEREAS, PGIMC proposes to engage the services of BCM as sub-adviser ("Sub-Adviser") to manage the Fund as permitted by the Investment Management Agreement; and

     WHEREAS, BCM is willing to perform sub-advisory services for the Fund upon the terms and conditions and for the compensation hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. PGIMC hereby employs BCM to serve as Sub-Adviser with respect to the assets of the Fund under management of PGIMC and to perform the services hereinafter set forth. BCM hereby accepts such employment and agrees for the compensation herein provided to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses).

     2. Subject to the supervision and control of the Corporation's Board of Directors and of PGIMC, BCM shall manage the investment and reinvestment of the Fund's assets in accordance with applicable law, including the Internal Revenue Code of 1986, as amended, and the investment objectives, investment program, policies, and restrictions set forth in the then-current Prospectus and then-current Statement of Additional Information relating to the Fund contained in the Corporation's Registration Statement under the 1940 Act, and the Securities Act of 1933, as amended from time to time, and subject to such further limitations as the Corporation may from time to time impose by written notice to PGIMC. PGIMC shall promptly inform BCM of such further limitations imposed by the Corporation. BCM shall establish the overall investment program for the management of the Fund's assets. PGIMC shall assist in the formulation and implementation of a continuing investment program for the management of the Fund's assets. BCM shall amend and update such investment program from time to time as financial and other economic conditions warrant.

     3. Subject to the supervision and control of the Corporation's Board of Directors and PGIMC, BCM shall each have the authority to make all determinations with respect to the investment and reinvestment of the assets of the Fund and to take such steps as may be necessary to implement the same. As an initial matter, BCM shall make all determinations with respect to the purchase or sale of investments of the Fund; provided, however, that PGIMC may from time to time, upon five (5) days written notice to BCM, reassign or reallocate the duties, as PGIMC deems necessary, appropriate, or desirable. Consistent with its duties hereunder, BCM shall advise PGIMC and the Corporation's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Fund's portfolio securities should be exercised.

     4. BCM shall regularly furnish reports to PGIMC for PGIMC's use in discharging its obligations under the Investment Management Agreement, which reports may be distributed by PGIMC to the Corporation at periodic meetings of the Corporation's Board of Directors and at such other times as may be reasonably requested by the Corporation's Board of Directors. Such reports shall include: BCM's economic outlook and investment research and strategy of BCM; a discussion of the Fund's portfolio activity, including a schedule of the Fund's investments and other assets and a statement of all purchases and sales for the Fund during the period since the last preceding report, and the Fund's performance since the last report and for such other relevant periods as shall be mutually agreed upon; and any other information about material developments affecting the Fund. Copies of all such reports shall be furnished to PGIMC for examination and review within a reasonable time prior to the presentation of such reports to the Corporation's Board of Directors.

     5. (a) BCM shall select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and place, in the name of the Fund or its nominee, all such orders. Such brokers or dealers may include brokers or dealers affiliated with BCM, PGIMC and the Corporation ("affiliated brokers or dealers "). All purchases and sales of portfolio securities for the Fund placed with affiliated brokers or dealers shall be placed in compliance with procedures established by the Corporation's Board of Directors. When placing such orders, BCM shall use its best efforts to obtain the best available price and most favorable execution for the Fund. BCM shall use its best efforts to recapture all available tender and exchange offer solicitation fees and similar payments in connection with tenders or exchanges of the securities of the Fund. BCM shall send, by facsimile or comparable means, copies of all portfolio transactions to the Corporation's custodian on the date such portfolio transactions are executed. BCM shall advise the Board of Directors of the Corporation of any fees or payments of whatever type that it may be possible for BCM or any affiliate of BCM to receive in connection with the purchase or sale of investment securities for the Fund.

     (b) Subject to prior authorization by PGIMC and to the appropriate policies, procedures, and/or guidelines established by the Board of Directors, BCM may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if BCM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or BCM's overall responsibilities with respect to the Fund and BCM's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

     (c) BCM shall promptly communicate to PGIMC and the Corporation's Board of Directors such information relating to portfolio transactions as PGIMC or the Board of Directors may reasonably request.

     (d) The parties understand that the Fund shall bear all brokerage commissions in connection with purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

     6.   BCM shall:

     (a) provide, without charge, persons to render such reasonable clerical, administrative, and other services (other than services described in any other sub-paragraphs of this paragraph 6) to the Fund as the Corporation's Board of Directors may from time to time reasonably request;

     (b) furnish the Corporation, for the Fund, without charge, such reasonable administrative and management supervision and office facilities, which may be their own offices, as shall be appropriate or as the Corporation's Board of Directors may reasonably request, subject to the requirements of any regulatory authority to which PGIMC or BCM may be subject;

     (c) generally assist in all other aspects of the Fund's operations as the Corporation's Board of Directors may reasonably request;

     (d) provide, as the Corporation's Board of Directors may reasonably request and without charge, persons satisfactory to the Board of Directors to serve as the Corporation's officers;

     (e) provide, at a cost to the Fund to be agreed upon from time to time by the Corporation, PGIMC, and BCM, persons, who may be employees of PGIMC, BCM, or their respective affiliates, satisfactory to the Corporation's Board of Directors, to provide other services for the Fund, and such facilities and equipment as may be necessary for such persons to carry out their duties hereunder, including without limitation office space and facilities, telephone and CRT terminals and equipment (including telephone lines) necessary for access to the Fund's records;

     (f) provide data processing services, recordkeeping, and clerical services, internal auditing and regulatory compliance services, internal executive and administrative services and stationery and office supplies;

     (g) provide information to the Corporation or PGIMC as necessary to prepare reports to shareholders, tax returns, and reports to and filings with the Securities and Exchange Commission and any other regulatory and administrative bodies that have jurisdiction over the operations of the Fund and shall submit to all such regulatory and administrative bodies such information, reports, or other material as necessary to comply with applicable laws or regulations; and

     (h) maintain records relating to the services provided under this Agreement, which records shall be the property of, and under control of, the Corporation.

BCM may (at its cost except as contemplated by paragraph 5 and 6(e) of this Agreement) employ, retain, or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing BCM, PGIMC, the Corporation or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as BCM may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to PGIMC, the Corporation or the Fund, or in the discharge of BCM's overall responsibilities with respect to the other accounts which it serves as investment manager.


     7. BCM shall cooperate with and make available to PGIMC, the Corporation, and any agents engaged by the Corporation, BCM's expertise relating to matters affecting the Fund which involve markets, securities or individual companies. Such matters shall include, but shall not be limited to, the pricing of certain securities owned by the Fund for the purpose of pricing Fund shares and the selection of agents engaged by the Corporation on behalf of the Fund.


     8. (a) As compensation for all services rendered by BCM under this Agreement, PGIMC shall have the sole responsibility to pay to BCM a fee calculated at the annual rate of .40% on the first $200 million of the average daily net asset value of the Fund, .37% on the next $200 million, .34% of the next $200 million, .31% of the next $200 million, .28% of the next $200 million and .25% in excess of $1 billion of average daily net asset value.

The sub-advisory fee shall accrue on each calendar day, and the sum of the daily fee accruals shall be paid monthly to BCM on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual sub-advisory fee rate described above, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's then-current Prospectus as of the close of business on the previous business day on which the Fund's net asset value was determined. The sub-advisory fee shall be payable through the date of termination.

BCM shall promptly reduce its fee by the amount of any commissions, tender and exchange offer solicitation fees, other fees, or similar payments received by BCM, or any affiliated person of BCM, in connection with the Fund's portfolio transactions, less the amount of any direct expenses incurred by BCM, or any affiliated persons of BCM, in obtaining such commissions, fees, or payments. Such "commissions" or "other fees" shall exclude those charged by brokers or dealers affiliated with BCM, PGIMC and the Corporation as referred to in paragraph 5(a). Such "tender and exchange offer solicitation fees" shall exclude those received by BCM acting in the capacity of manager for any such offer.

     (b) BCM shall not be entitled to receive any payment for the performance of its services hereunder from the Fund and shall look solely and exclusively to PGIMC for payment of all fees for such services.

     (c) BCM shall bear all expenses in connection with the performance of its services under this Agreement, except as otherwise provided herein. Expenses incurred in connection with the investment operations of the Fund, including brokers' commissions, transfer and capital gains or other income taxes, and fees relating to purchases, sales, or loans of investments, shall be paid out of the assets of the Fund. Other expenses incurred in the operation of the Fund shall also be paid by the Fund, as described in the then-current Prospectus and Statement of Additional Information and as provided in the Investment Management Agreement between the Corporation, on behalf of the Fund, and PGIMC.


     9. BCM shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as BCM shall have acted in good faith and with due care; and, in any event, BCM shall be liable for its willful misfeasance, bad faith, or negligence in the performance of its investment advisory duties or for failure to exercise due care in rendering other services under this Agreement. A good faith mistake in judgment shall not be deemed to be the absence of due care.


     10. (a) This Agreement shall become affective when it shall have been approved by vote of the Fund's shareholders in accordance with the provision of
Section 15 of the 1940 Act and applicable state law. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect through December 31, 2002. Thereafter, this Agreement shall continue in effect from year to year, so long as its continuance is approved in the manner required by the 1940 Act.

     (b) This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it shall have been approved or rejected by the Fund's shareholders in accordance with the provisions of Section 15 of the 1940

Act and applicable state law (the "temporary agreement period"). During the temporary agreement period, BCM shall not be entitled to any compensation under this Agreement prior to January 1, 2001. From and including January 1, 2001until the end of the temporary agreement period, any compensation earned by BCM shall be held in an interest bearing escrow account by the Fund's custodian. If this Agreement is approved by the Fund's shareholders as provided above before the end of the interim agreement period, then the amount in the escrow account including interest shall be paid to BCM. Otherwise, this Agreement shall terminate and BCM shall be paid the lesser of the amount in the escrow account including interest or any costs incurred in performing the interim agreement plus interest earned on that amount while in escrow.

     (c) This Agreement may be terminated at any time without the payment of any penalty, (a) by the Board of Directors of the Corporation, including the vote or written consent of a majority of the directors of the Corporation who are not parties to this Agreement or the Investment Management Agreement or interested persons of any such party, (b) by the vote of a majority of the outstanding voting securities of the Fund, (c) by PGIMC on sixty (60) days' prior written notice to BCM, or (d) by BCM on sixty (60) days' prior written notice to the Fund, provided, that if BCM terminates this Agreement for any reason other than the Corporation's decision to make a change in fundamental investment policies or restrictions applicable to the Fund over BCM's written objection to such change, the termination by BCM will not be effective until PGIMC shall have contracted with one or more persons to serve as a successor sub-adviser for the Fund and such person or persons shall have assumed such position but in no event will the termination be delayed more than one hundred eighty (180) days after the end of the notice period. This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Investment Management Agreement between the Corporation and PGIMC.

     (d) As used in this Agreement, the terms "assignment," "interested person," and "vote of a majority of the outstanding voting securities" of the Fund shall have the meanings set forth for such terms in the 1940 Act.

     (e) In the event of termination of this Agreement, BCM shall promptly return to the Corporation all records maintained by BCM with respect to the Fund and BCM shall be free from any claim or retention of rights therein. BCM may retain copies of such records that it maintains pursuant to the requirements of the 1940 Act. BCM and PGIMC shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement and applicable law. BCM and PGIMC shall keep confidential any information obtained in connection with their duties hereunder and shall disclose such information only if the Corporation, on behalf of the Fund, has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities. BCM, PGIMC and the Corporation shall furnish to the other parties any documents and other materials prepared for distribution which refer to the other party prior to use and each party shall have the right to limit use of such documents to which it reasonably objects.

     (f) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid (a) if to BCM, to Bache Capital Management, Inc., 3 Berkshire Place, La Canada, CA 91011, (b) if to PGIMC, to Pacific Global Investment Management Company, 206 North Jackson Street, Glendale, CA 91206; and
(c) if to the Corporation, at the foregoing office of PGIMC.

     11. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of BCM to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of BCM to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            PACIFIC GLOBAL
ATTEST:                                     INVESTMENT MANAGEMENT COMPANY



-------------------------------        -----------------------------------
                  President

ATTEST:                                     BACHE CAPITAL MANAGEMENT, INC.



-------------------------------        -----------------------------------
                  President

ATTEST:                                     PACIFIC GLOBAL FUND, INC. d/b/a
                                            PACIFIC ADVISORS FUND INC.



-------------------------------        -----------------------------------
                  President

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking previous proxies, hereby appoint(s) George A. Henning and Thomas H. Hanson, or any one or more of them, attorney(s) with full power of substitution in each, to vote all the shares of the Income and Equity Fund, a separate series of Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Corporation"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Income and Equity Fund to be held at the offices of the Corporation, 206 North Jackson Street, Glendale, California 91206, on February 28, 2001, at 9:00 a.m., and at any adjournment thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement, dated __________________, is hereby acknowledged. If not revoked, this proxy shall be voted to:

     Approve the Co-Management Agreement by and among the Corporation, on behalf of the Income and Equity Fund, Pacific Global Investment Management Company and Bache Capital Management, Inc.;

  For     [ ]              Against  [ ]              Abstain [ ]

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ABOVE. AS TO ANY OTHER MATTER, SAID ATTORNEY(S) SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.


---------------           -----------------------------
  Date                     Signature(s)

[Information regarding Acct. No. and Name to be provided by the Fund Company.]
---------------           -----------------------------
  Account No.              Name

                    NOTE: Signature(s) should agree with name(s) as printed
                          herein. Executors, Administrators, Trustees, etc., should so indicate.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking previous proxies, hereby appoint(s) George A. Henning and Thomas H. Hanson, or any one or more of them, attorney(s) with full power of substitution in each, to vote all the shares of the Balanced Fund, a separate series of Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund
Inc. (the "Corporation"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Balanced Fund to be held at the offices of the Corporation, 206 North Jackson Street, Glendale, California 91206, on February 28, 2001, at 9:00 a.m., and at any adjournment thereof.
All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement, dated __________________, is hereby acknowledged. If not revoked, this proxy shall be voted to:

     Approve the Sub-Advisory Agreement by and among the Corporation, on behalf of the Balanced Fund, Pacific Global Investment Management Company and Bache Capital Management, Inc.;

  For     [ ]              Against  [ ]              Abstain [ ]

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ABOVE. AS TO ANY OTHER MATTER, SAID ATTORNEY(S) SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.


---------------           -----------------------------
  Date                     Signature(s)

[Information regarding Acct. No. and Name to be provided by the Fund Company.]
---------------           -----------------------------
  Account No.              Name

                    NOTE: Signature(s) should agree with name(s) as printed
                          herein. Executors, Administrators, Trustees, etc., should so indicate.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.